                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of fifteen thousand, two hundred and fifty dollars ($15,250), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 1,000 shares of common stock of Power-One, Inc., a Delaware corporation. The 1,000 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 1,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 14th day of January, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                        /s/ Earsie Carter
                                        ----------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By: /s/ Warren A. Stephens
                                           -------------------------------
                                        Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of seven thousand, seven hundred and fifty dollars ($7,750.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Earsie Carter ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 500 shares of common stock of Power-One, Inc., a Delaware corporation. The 500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 500 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 6th day of March, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                        /s/ Earsie Carter
                                        ----------------------------------
                                        Earsie Carter, Individually


                                        WARREN A. STEPHENS TRUST


                                        By: /s/ Warren A. Stephens
                                           -------------------------------
                                            Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of forty-six thousand, two hundred and fifty dollars ($46,250.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Steve Baudier ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 2,500 shares of common stock of Power-One, Inc., a Delaware corporation. The 2,500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 2,500 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 12th day of November, 1997.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                        /s/ Steve Baudier
                                        ----------------------------------
                                        Steve Baudier


                                        WARREN A. STEPHENS TRUST


                                        By: /s/ Warren A. Stephens
                                           -------------------------------
                                            Warren A. Stephens, Trustee

                                  AMENDMENT TO
                        ASSIGNMENT OF ECONOMIC INTEREST


                 For and in consideration of seven thousand, six hundred and twenty-five dollars ($7,625.00), the receipt and sufficiency of which is hereby acknowledged by the undersigned, Steve Baudier ("Assignee"). Assignee does hereby sell, reassign and reconvey to Warren A. Stephens Trust all of its right, title and interest in and to 500 shares of common stock of Power-One, Inc., a Delaware corporation. The 500 shares being reconveyed hereby comprise a portion of the 5,000 shares of Power-One, Inc. common stock assigned to Assignee pursuant to that certain Assignment of Economic Interest (the "Assignment"), dated March 7, 1996 from Warren A. Stephens Trust as Assignor to Assignee.

                 The Assignment is hereby amended to reduce the number of shares of Power-One, Inc. common stock subject to the Assignment, following the reconveyance contemplated by this Amendment, from 5,000 to 2,000 shares.

                 IN WITNESS WHEREOF, the Assignee and the Warren A. Stephens Trust have executed and delivered this Amendment to Assignment of Economic Interest as of the 16th day of January, 1998.

                                        UNDERSIGNED:
                                        ASSIGNEE:


                                        /s/ Steve Baudier
                                        ----------------------------------
                                        Steve Baudier


                                        WARREN A. STEPHENS TRUST


                                        By: /s/ Warren A. Stephens
                                           -------------------------------
                                            Warren A. Stephens, Trustee